                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           HARMONIC LIGHTWAVES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 29, 1998
                            ------------------------

TO THE STOCKHOLDERS OF HARMONIC LIGHTWAVES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harmonic Lightwaves, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, April 29, 1998 at 8:00 A.M., local time, at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California, 95054, for the following purposes:

     1. To elect six directors to serve for the ensuing year or until their successors are elected and duly qualified.

     2. To approve an amendment to the 1995 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 575,000 shares.

     3. To approve an amendment to the 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares.

     4. To ratify the appointment of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending December 31, 1998.

     5. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 11, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          By Order of the Board of Directors

                                          Jeffrey D. Saper,
                                          Secretary

Sunnyvale, California
March 27, 1998

                             YOUR VOTE IS IMPORTANT
  IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT
                           IN THE ENCLOSED ENVELOPE.

                           HARMONIC LIGHTWAVES, INC.
                                 549 BALTIC WAY
                          SUNNYVALE, CALIFORNIA 94089

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                   INFORMATION CONCERNING SOLICITATION VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Harmonic Lightwaves, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held April 29, 1998 at 8:00 A.M., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California, 95054. The telephone number of the Company's principal offices is (408) 542-2500.

     These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, were mailed on or about March 28, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

     Stockholders of record at the close of business on March 11, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 11,503,212 shares of the Company's Common Stock, $0.001 par value per share, were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to such persons for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes

Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a similar manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Company no later than November 27, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

NOMINEES

     The Company has authorized a Board of six directors, and six directors are to be elected at the Annual Meeting. Each of the directors elected at the Annual Meeting will hold office until the Annual Meeting of Stockholders in 1999 or until his successor has been duly elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director.

     The names of the nominees for director and certain information about each of them are set forth below.

        NAME          AGE                      PRINCIPAL OCCUPATION
        ----          ---                      --------------------
Anthony J. Ley......  59     Chairman of the Board of Directors, President and Chief
                             Executive Officer, Harmonic Lightwaves, Inc.
Moshe Nazarathy.....  46     Senior Vice President, General Manager Israel R&D
                             Center, Harmonic Lightwaves, Inc.
E. Floyd Kvamme.....  60     General Partner, Kleiner Perkins Caufield & Byers
David A. Lane.......  39     General Partner, Alpine Technology Ventures
Barry D. Lemieux....  58     Retired; former President of American Cablesystems
                             Corporation
Michel L.             66     Retired; former Chairman and CEO of Schlumberger,
  Vaillaud..........         Limited

     Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

     Anthony J. Ley has served as the Company's President and Chief Executive Officer since November 1988. Mr. Ley was elected Chairman of the Board of Directors in February 1995. From 1963 to 1987, Mr. Ley was employed at Schlumberger, both in Europe and the United States, holding various senior business management and research and development positions, most recently as Vice President, Research and Engineering at Fairchild Semiconductor/Schlumberger in Palo Alto, California. Mr. Ley holds an M.A. in mechanical sciences from the University of Cambridge and an S.M.E.E. from the Massachusetts Institute of

Technology, is named as an inventor on 29 patents and is a Fellow of the I.E.E. (U.K.) and a senior member of the I.E.E.E.

     Moshe Nazarathy, a founder of the Company, has served as Senior Vice President, General Manager of Israel R&D Center, since December 1993 and as a director of the Company since the Company's inception. Dr. Nazarathy served as Vice President, Research, from the Company's inception through December 1993. From 1985 to 1988, Dr. Nazarathy was employed in the Photonics and Instruments Laboratory of Hewlett-Packard Company, most recently serving as Principal Scientist from 1987 to 1988. From 1982 to 1984, Dr. Nazarathy held post-doctoral and adjunct professor positions at Stanford University. Dr. Nazarathy holds a B.S. and a Ph.D. in electrical engineering from Technion-Israel Institute of Technology and is named as an inventor on 12 patents.

     E. Floyd Kvamme has been a director of the Company since January 1990. Since 1984, Mr. Kvamme has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm. Mr. Kvamme is also a director of Prism Solutions, Inc., Photon Dynamics, Inc., Power Integrations, Inc., TriQuint Semiconductor, Inc., and several private companies. Mr. Kvamme holds a B.S.E.E. from the University of California, Berkeley and an M.S.E.E. from Syracuse University.

     David A. Lane has been a director of the Company since June 1992. Since December 1994, Mr. Lane has been a general partner and co-founder of Alpine Technology Ventures, a venture capital firm. From August 1987 to December 1994, he was a Vice President at the Harvard Private Capital Group, the investment affiliate through which the Harvard Management Company makes private and direct investments. Mr. Lane is also a director of several private companies. Mr. Lane holds a B.S.E.E. from the University of Southern California and an M.B.A. from Harvard University.

     Barry D. Lemieux has been a director of the Company since January 1996. Now retired, from 1978 to 1988 Mr. Lemieux was with American Cablesystems Corporation, most recently as President and Chief Operating Officer. In addition to marketing and general management positions with the New York Telephone Company and Continental Cablevision, Mr. Lemieux has served on numerous cable television industry committees, is a former director of the Cable Advertising Bureau (CAB) and past Chairman of the Cable Television Administration and Marketing Society (CTAM). Mr. Lemieux holds a B.A. in history from Hofstra University and an M.A.T. from Harvard University.

     Michel L. Vaillaud has been a director of the Company since March 1997. Now retired, from 1973 to 1986 Mr. Vaillaud was with Schlumberger, Limited, most recently as Chairman and Chief Executive Officer. He is a graduate of Ecole Polytechnique in Paris and Ecole Nationale Superieure des Mines in Paris. He serves as a Trustee of the Institute of Advanced Studies in Princeton, New Jersey.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of 7 meetings during the fiscal year ended December 31, 1997. No incumbent director attended fewer than 75% of the meetings of the Board of Directors or the committees upon which such director served during 1997, except for Mr. Vaillaud who attended 3 of the 5 meetings held subsequent to his appointment as a director.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

     The Audit Committee currently consists of Messrs. Kvamme and Vaillaud. The Audit Committee principally reviews the scope and results of the annual audit of the financial statements and other services provided by the Company's independent auditors. In addition, the Audit Committee reviews the information provided to stockholders and the Company's systems of internal controls. The Audit Committee held 4 meetings during 1997.

     The Compensation Committee currently consists of Messrs. Kvamme and Lemieux. The Compensation Committee is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. This committee held 2 meetings during 1997.

COMPENSATION OF DIRECTORS

     During 1997, each non-employee director was paid a retainer of $6,000 and a fee of $1,000 for attendance at each Board meeting, plus reasonable expenses. The 1995 Director Option Plan provides for the grant of nonstatutory stock options to certain non-employee directors of the Company who are not representatives or beneficial owners of certain affiliated investment funds, by means of an automatic, non-discretionary grant mechanism. Each eligible outside director is granted an option to purchase 2,000 shares of Common Stock upon election to the Board of Directors and a further option to purchase 2,000 shares on the date of re-election to the Board if on such date, he shall have served on the Board for at least six months.

VOTE REQUIRED AND RECOMMENDATION

     The six nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum but are not counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum, but, under Delaware law, it will have no other legal effect upon the election of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH ABOVE.

                                 PROPOSAL TWO:

                          AMENDMENT OF 1995 STOCK PLAN

     At the Annual Meeting, the stockholders are being asked to approve an amendment of the Company's 1995 Stock Plan (the "Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 575,000 shares to a total of 1,620,000 shares. The adoption of the Plan was approved by the Board of Directors in March 1995 and became effective upon the Company's initial public offering in May 1995. As of March 11, 1998, options to purchase an aggregate of 905,072 shares of the Company's Common Stock were outstanding under the Option Plan, with a weighted average exercise price of $15.28 per share, and 32,179 shares have been issued upon exercise of stock options granted under the Option Plan. Accordingly, as of March 11, 1998, only 107,749 shares were available for future grant under the Option Plan (excluding the 575,000 shares subject to approval at the Annual Meeting). A copy of the Option Plan is attached to this Proxy Statement as Appendix A.

     The Option Plan authorizes the Board of Directors to grant stock options to eligible employees and consultants of the Company. The Option Plan is structured to allow the Board of Directors to create equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct and growth of the Company's business. The Committee believes that the Option Plan is an essential tool to link the long-term interests of stockholders and employees and serves to motivate executives to make decisions that will, in the long run, give the best returns to stockholders. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the employees that it continues to require in an increasingly competitive market for managerial and technical talent.

     The Board of Directors believe that the remaining shares available for grant under the Option Plan are insufficient to accomplish the purposes of the Option Plan described above. In order to support its continued growth, the Company currently intends to hire additional employees at all levels during fiscal 1998 and will be required to offer equity incentives to attract and motivate these individuals. Additionally, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it will be necessary to grant additional options to current employees as older options become fully vested.

SUMMARY OF THE PLAN

     General. The Option Plan authorizes the Board of Directors (the "Board"), or one or more committees which the Board may appoint from among its members (the "Committee"), to grant options and rights to purchase Common Stock. Options granted under the Option Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or the Committee.

     Administration. The Option Plan may be administered by the Board or the Committee. Subject to the other provisions of the Option Plan, the Board has the authority to: (i) interpret the plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the Option Plan; (iii) select the persons to whom options and rights are to be granted; (iv) determine the number of shares to be made subject to each option and right; (v) determine whether and to what extent options and rights are to be granted; (vi) prescribe the terms and conditions of each option and right (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option or stock purchase agreement to be entered into between the Company and the grantee); (vii) amend any outstanding option or right subject to applicable legal restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option or right; and (ix) subject to certain limitations take any other actions deemed necessary or advisable for the administration of the Option Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all holders of options or rights and on all persons deriving their rights therefrom.

     Eligibility. The Option Plan provides that options and rights may be granted to the Company's employees and independent consultants. Incentive stock options may be granted only to employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a "10% Stockholder") is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the Common Stock on the date of grant.

     Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

          (a) Exercise Price. The Board or the Committee determines the exercise price of options at the time the options are granted. However, excluding options issued to 10% Stockholders, the exercise price of an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and the exercise price under a nonstatutory option shall be determined by the administrator of the Option Plan, but may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. As the Company's Common Stock is listed on the Nasdaq, the fair market value is the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

          (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, a full-recourse promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, or by a combination thereof.

          (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the Option Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% Stockholder, the term of the option shall be for no more than five years from the date of grant. To date, all options granted under the Option Plan have vested 25% on the first anniversary from the date of grant and 1/48 per month thereafter.

          (d) Termination of Employment. If an optionee's employment terminates for any reason (other than death or permanent disability), then all options held by such optionee under the Option Plan expire upon the earlier of (i) such period of time as is set forth in his or her option agreement (but not to exceed three months after the termination of his or her employment in the event of an incentive stock option) or

     (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

          (e) Permanent Disability. If an employee is unable to continue employment with the Company as a result of permanent and total disability (as defined in the Code), then all options held by such optionee under the Option Plan shall expire upon the earlier of (i) 12 months after the date of termination of the optionee's employment or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

          (f) Death. If an optionee dies while employed by the Company, his or her option shall expire upon the earlier of (i) 12 months after the optionee's death or (ii) the expiration date of the option. The executors or other legal representative or the optionee may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of death.

          (g) Termination of Options. Each stock option agreement will specify the term of the option and the date when all or any installment of the option is to become exercisable. Notwithstanding the foregoing, however, the term of any incentive stock option shall not exceed 10 years from the date of grant. No options may be exercised by any person after the expiration of its term.

          (h) Nontransferability of Options. During an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

          (i) Limitations. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options. In addition, no employee shall be granted in any fiscal year of the Company options and rights to purchase more than 300,000 shares.

          (j) Other Provisions. The stock option agreement may contain such terms, provisions and conditions that are inconsistent with the Option Plan as may be determined by the Board or the Committee.

     Stock Purchase Rights. The Option Plan permits the Company to grant rights to purchase Common Stock either alone or in tandem with other awards granted under the Option Plan and/or cash awards made outside of the Option Plan. Rights may be granted to purchase up to an aggregate of 165,249 shares of Common Stock (which is equal to the sum of the 107,749 shares available for future grant as of the Record Date plus 57,500 shares or 10% of the 575,000 share increase which is the subject of this Proposal Two). The offer of a right must be accepted within six months of its grant by the execution of a restricted stock purchase agreement between the Company and the offeree and the payment of the purchase price of the shares. Unless the Board or the Committee determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon termination of the purchaser's employment or consulting relationship with the Company. The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase option shall lapse at such rate as the Board or the Committee may determine.

     Adjustment Upon Changes in Capitalization, Corporate Transactions. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Option Plan, the number and class of shares of stock subject to any option or right outstanding under the Option Plan, and the exercise price of any such outstanding option or right. Any such adjustment shall be made upon approval of the Board and, if required, the stockholders of the Company, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option and right may be assumed or an equivalent option or right may be substituted by a successor corporation. The Administrator may, in lieu of such assumption or substitution, provide (i) for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable, and (ii) for any Restricted Stock held by an Optionee to become fully vested.

     Amendment, Suspensions and Termination of the Plan. The Board may amend, suspend or terminate the Option Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any similar rule or statute. In any event, the Option Plan will terminate automatically in 2005.

     Federal Tax Information. Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months are currently taxed at a maximum federal rate of 28%. Net capital gains on shares held for more than 18 months are capped at 20%. Capital losses may be deducted in full against capital gains and may be deducted from other income up to a maximum of $3,000. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     Unless limited by Section 162 (M) of the Code, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     A recipient of restricted stock will have ordinary income equal to the fair market value of the shares at the time if and when the share restrictions lapse. Under current federal tax law, however, the employee may elect to include as ordinary income for the year of the award the fair market value of the shares on the grant date. The restrictions on the shares will not affect fair market value for purposes of such an election. If the election is made, the recipient will not incur additional tax liability until the sale or disposition of the shares. Unless limited by Section 162 (M) of the Code, the Company is entitled to a federal tax deduction in the same amount and at the same time as the employee realizes ordinary income.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Option Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT TO THE STOCK PLAN.

                                PROPOSAL THREE:

                   AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

     The Company's stockholders are being asked to approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") which will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Purchase Plan by an additional 200,000 shares to 400,000 shares.

     The Purchase Plan was adopted in March 1995. The Purchase Plan became effective in May 1995 in connection with the initial public offering of the Company's Common Stock. In January 1998, the Board of Directors adopted the amendment to the Purchase Plan which is the subject of this Proposal Three.

     The purpose of the share increase is to ensure that the Company will continue to have a sufficient reserve of Common Stock available under the Purchase Plan to provide eligible employees of the Company with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan under Section 423 of the Internal Revenue Code.

     As of March 11, 1998, 160,633 shares of Common Stock had been issued under the Purchase Plan, and 39,367 shares were available for future issuance, assuming approval of this Proposal Three. As of March 11, 1998, the Company estimates that approximately 249 employees, including 5 executive officers, were eligible to participate in the Purchase Plan.

     The following is a summary of the principal features of the Purchase Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. A copy of the Plan is attached to this Proxy Statement as Appendix B.

     Administration. The Purchase Plan is currently administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

     Securities Subject to the Purchase Plan. 400,000 shares of Common Stock have been reserved for issuance over the ten year term of the Purchase Plan, including the 200,000 share increase for which stockholder approval is sought under this Proposal Three.

     In the event that any change is made to the Company's outstanding Common Stock (whether by reason of any recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities issuable over the term of the Purchase Plan, (ii) the class and maximum number of securities purchasable per participant on any one semi-annual purchase date and (iii) the class and number of securities and the price per share in effect under each outstanding purchase right.

     Offering Periods and Purchase Rights. Shares of Common Stock are offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of twenty-four (24) months. The first offering period began on May 22, 1995, in connection with the initial public offering of the Company's Common Stock.

     At the time the participant joins the offering period, he or she is granted a purchase right to acquire shares of Common Stock at semi-annual intervals over the remainder of that offering period. The purchase of stock will occur on the last business day of June and December each year, and all payroll deductions collected from the participant for the period ending with each such semi-annual purchase date will automatically be applied to the purchase of Common Stock.

     Eligibility and Participation. Any individual who is employed on a basis under which he or she is expected to work for more than 20 hours per week for more than five (5) months per calendar year in the employ of the Company or any participating subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan.

     An individual who is an eligible employee on the start date of any offering period may join that offering period at that time or on any subsequent semi-annual entry date (the first business day in January or July each year) within that offering period. An individual who first becomes an eligible employee after such start date may join the offering period on any semi-annual entry date within that offering period on which he or she is an eligible employee.

     Purchase Price. The purchase price of the Common Stock acquired on each semi-annual purchase date will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the offering period or (ii) the fair market value on the semi-annual purchase date. However, the clause (i) amount for any participant whose entry date is other than the start date of the offering period will not be less than the fair market value per share of Common Stock on that start date.

     The fair market value of the Common Stock on any relevant date under the Purchase Plan will be deemed to be equal to the closing price per share on such date on the Nasdaq National Market. On December 31, 1997, the fair market value per share of Common Stock determined on such basis was $10.88 per share.

     Payroll Deductions and Stock Purchases. Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 10%) of his or her base salary each offering period to be applied to the acquisition of Common Stock on each semi-annual purchase date. The payroll deductions of each participant will automatically be applied on each semi-annual purchase date (the last business day in June and December of each year) to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

     Special Limitations. The Purchase Plan imposes certain limitations upon a participant's right to acquire Common Stock, including the following:

     - Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

     - Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of Common Stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

     - No participant may purchase more than a number of shares of Common Stock determined by dividing $12,500 by the Fair Market Value of a share of Common Stock on the Enrollment Date on any semi-annual purchase date.

     Termination of Purchase Rights. The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions will be refunded promptly.

     The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the semi-annual period in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of Common Stock.

     Stockholder Rights. No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

     Assignability. No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

     Change in Control. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e)of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     Share Pro-Ration. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares at the time available for issuance under the Purchase Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock allocated to such individual, will be refunded.

     Amendment and Termination. The Purchase Plan will terminate after ten years unless terminated earlier by the Board of Directors.

     The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant on any one semi-annual purchase date, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

     Federal Tax Consequences. The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the semi-annual purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and, unless limited by Section 162 (M) of the Code, the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two
(2) years after his or her entry date into the offering period in which the shares were acquired and more than one (1) year after the semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Net capital gains on shares held between 12 and 18 months are currently taxed at a maximum federal rate of 28%. Net capital gains on shares held for more than 18 months are capped at 20%. Capital losses may be deducted in full against capital gains and may be deducted from other income up to a maximum of $3,000. The Company will not be entitled to an income tax deduction with respect to such disposition.

     If the participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired.

     Accounting Treatment. The issuance of Common Stock under the Purchase Plan will not result in a direct compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

     Stock Issuances. The table that follows shows, as to each of the Company's executive officers named in the Summary Compensation Table of the Executive Compensation and Additional Information section of this Proxy Statement and the various indicated groups, the number of shares of Common Stock purchased under the Purchase Plan between the May 22, 1995 effective date of the Purchase Plan and the December 31, 1997 purchase date, together with the weighted average purchase price paid per share.

                           PURCHASE PLAN TRANSACTIONS

                                                               NUMBER
                                                                 OF           WEIGHTED
                                                              PURCHASED       AVERAGE
                            NAME                               SHARES      PURCHASE PRICE
                            ----                              ---------    --------------
Anthony J. Ley..............................................     3,213         $ 9.69
Moshe Nazarathy.............................................     3,670           9.69
Michael Yost................................................        --             --
Robin N. Dickson............................................     3,491           9.69
John E. Dahlquist...........................................     1,029          11.59
All current executive officers as a group (5 persons).......    11,403          10.17
All current non-employee directors as a group (4 persons)...        --             --
All employees, including current officers who are not
  executive officers, as a group (203 persons)..............   149,230           9.96

     New Plan Benefits. No purchase rights have been granted, and no shares of Common Stock have been issued, under the Purchase Plan on the basis of the 200,000 share increase for which stockholder approval is sought under this Proposal Three.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1998 Annual Meeting is required for approval of the amendment to the Purchase Plan. Should such stockholder approval not be obtained, then the amendment will not be implemented. No additional purchase rights will be granted on the basis of such share increase, and the Purchase Plan will terminate once the existing share reserve has been issued.

     The amendment to the Purchase Plan is necessary in order to continue to provide equity incentives to attract and retain the services of high quality employees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

                                 PROPOSAL FOUR:

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the year ending December 31, 1998. Price Waterhouse LLP has served as the Company's independent accountants since 1989. In the event of a negative vote on the ratification of Price Waterhouse LLP, the Board of Directors will reconsider its selection. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company whose salary plus bonus exceeded $100,000 in the last fiscal year (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                            COMPENSATION
                                              ANNUAL COMPENSATION(1)    ---------------------
                                              ----------------------    SECURITIES UNDERLYING
    NAME AND PRINCIPAL POSITION       YEAR     SALARY        BONUS             OPTIONS
    ---------------------------       ----    ---------    ---------    ---------------------
Anthony J. Ley......................  1997    $275,000     $      0            25,000
  Chairman of the Board, President    1996     230,000      100,000     25,000 45,000
  and Chief Executive Officer         1995     205,000       53,198
Moshe Nazarathy.....................  1997     157,909            0            13,000
  Senior Vice President, General      1996     149,141       49,000     12,000 25,000
  Manager of Israel R&D Center        1995     131,594       35,465
Michael Yost........................  1997     160,000            0            13,000
  Vice President, Operations          1996     143,000       45,000         11,450 --
                                      1995     130,000       37,435
Robin N. Dickson....................  1997     145,000            0            13,000
  Chief Financial Officer             1996     127,000       46,000         10,200 --
                                      1995     115,000       37,435
John E. Dahlquist...................  1997     135,000            0                --
  Vice President, Marketing           1996     128,000       35,000         10,250 --
                                      1995     120,000       33,495

---------------
(1) Other than compensation described above, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such executive officer's salary.

OPTION GRANTS AND EXERCISES

     The following table sets forth certain information with respect to stock option grants during the fiscal year ended December 31, 1997 to the Named Executive Officers.

                          OPTION GRANTS IN FISCAL 1997

                                               INDIVIDUAL GRANTS                            POTENTIAL REALIZABLE VALUE
                       -----------------------------------------------------------------     AT ASSUMED ANNUAL RATES
                       NUMBER OF                                                                  OF STOCK PRICE
                       SECURITIES    PERCENT OF TOTAL                                            APPRECIATION FOR
                       UNDERLYING     OPTIONS GRANTED                                             OPTION TERM(2)
                        OPTIONS       TO EMPLOYEES IN     EXERCISE OR      EXPIRATION       --------------------------
        NAME           GRANTED(1)       FISCAL YEAR       BASE PRICE          DATE              5%             10%
        ----           ----------    -----------------    -----------    ---------------    -----------    -----------
Anthony J. Ley             25,000           5.2%            $20.88           7/14/07         $328,200       $831,725
Moshe Nazarathy            13,000           2.7%             20.88           7/14/07          170,664        432,497
Michael Yost               13,000           2.7%             20.88           7/14/07          170,664        432,497
Robin N. Dickson           13,000           2.7%             20.88           7/14/07          170,664        432,497
John E. Dahlquist              --            --                 --                --               --             --

---------------
(1) The options were granted pursuant to the Company's 1995 Stock Plan, and become exercisable at a rate of 1/4 of the shares subject to the option one year after the date of grant and an additional 1/48 of the shares at the end of each month thereafter, subject to continued service as an employee. The term of each option is ten years.

(2) Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises will depend on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period.

         AGGREGATE OPTION EXERCISES IN FISCAL 1997 AND YEAR-END VALUES

     The following table provides information with respect to the exercise of stock options during 1997 and the value of stock options held as of December 31, 1997 by each of the Named Executive Officers under the 1988 Stock Option Plan and the 1995 Stock Plan.

                                                         NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED               IN-THE-MONEY
                         SHARES                          OPTIONS AT 12/31/97            OPTIONS AT 12/31/97(2)
                       ACQUIRED ON       VALUE       ----------------------------    ----------------------------
        NAME            EXERCISE      REALIZED(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           -----------    -----------    -----------    -------------    -----------    -------------
Anthony J. Ley               --        $     --        183,541         53,126        $1,465,404        $20,850
Moshe Nazarathy              --              --         55,056         28,105           318,780         14,934
Michael Yost             15,833         250,661         41,736         20,214           383,768         16,562
Robin N. Dickson             --              --         45,720         19,147           415,587         12,217
John E. Dahlquist            --              --         51,911          5,339           487,222          4,672

---------------
(1) Value realized represents the difference between the exercise price of the options and the fair market value of the underlying securities on the date of exercise.

(2) Calculated by determining the difference between the fair market value of the Common Stock as of December 31, 1997 and the exercise price of the underlying options.

EMPLOYMENT AGREEMENTS

     The Company has entered into agreements with each of Mr. Ley, Dr. Nazarathy, Mr. Yost and Mr. Dickson which provide that in the event of termination within eighteen months of a change in control of the Company, Mr. Ley will receive a lump-sum payment of eighteen months' salary and benefits, and Dr. Nazarathy, Mr. Yost and Mr. Dickson will each receive a lump-sum payment of one year's salary and benefits. These agreements also provide for the acceleration of unvested stock options held by the Named Executive Officer, subject to certain conditions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors currently consists of Messrs. Kvamme and Lemieux. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The members of the Compensation Committee of the Board of Directors are Messrs. Kvamme and Lemieux, neither of whom is an employee of the Company.

     The Compensation Committee is responsible for the approval of the Company's executive compensation policies. The Committee reviews and approves the base salary and incentive compensation paid to executive officers and administers the Company's Stock Option and Stock Purchase Plans. The Company's Board of Directors reviews and approves all stock option grants.

  Compensation Philosophy

     The Company's executive compensation programs are designed to attract, motivate and retain executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. In addition to base salary, certain elements of total compensation are payable in the form of variable incentive plans tied to the performance of the Company and the individual, and in equity-based plans designed to closely align executive and stockholder interests.

     The three key components of executive compensation in 1997 were:

     - Base Salary
     - Incentive Bonus Plan
     - Stock Option Plan

  Base Salary

     Base salary for executives, including that of the chief executive officer, is set according to the responsibilities of the position, the specific skills and experience of the individual and the competitive market for executive talent. In order to evaluate the competitive position of the Company's salary structure, the Committee makes reference to compensation surveys of comparable companies in the high-technology sector, the Company's industry and the Company's geographic location. Executive salary levels are set to approximate average rates, with the intent that superior performance under incentive bonus plans will enable the executive to elevate his total cash compensation to levels that are above the average of comparable companies. The Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions and individual performance and responsibilities.

  Incentive Bonus Plan

     The Company's annual incentive bonus plan reflects the Committee's belief that a meaningful component of executive compensation should be contingent on the performance of the Company and the individual executive officer. In 1997, the Company's incentive bonus plan was based upon the attainment of certain revenue and profit goals. Target bonuses of approximately 40% -- 45% of base salary were established for each individual. The Committee retained the discretion to adjust a portion of the actual bonus according to the Committee's evaluation of each individual's performance. The Company's financial performance for 1997, in which net sales grew 22% over the previous year and net income was $4.9 million, compared to $5.9 million in 1996, generated no bonus payments for executives, including the Chief Executive Officer.

  Stock Option Plan

     The Committee believes that the Company's 1995 Stock Plan (the "Option Plan") is an essential tool to link the long-term interests of stockholders and employees, especially executive management, and serves to motivate executives to make decisions that will, in the long run, give the best returns to stockholders. Stock options are generally granted when an executive joins the Company, and on at least a bi-annual basis thereafter. These options typically vest over a four year period and are granted at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant. The size of initial option grants is based upon the position, responsibilities and expected contribution of the individual, with subsequent grants also taking into account the individual's performance and the vesting status of previously granted options. This approach is designed to maximize stockholder value over a long term, as no benefit is realized from the option grant unless the price of the Company's Common Stock has increased over a number of years.

     In addition to the Option Plan, executive officers are eligible to participate in the Company's 1995 Employee Stock Purchase Plan. This Plan allows eligible employees to purchase the Company's Common Stock at a price equal to 85% of the lower of the fair market value at the beginning of the offering period or the fair market value at the end of the purchase period, with the amount of discount limited to 10% of base salary.

     Other elements of executive compensation include life and long-term disability insurance, medical benefits and a 401(k) deferred compensation plan. The Company makes matching contributions to the

401(k) plan up to $750 per annum per participant. All such benefits are available to all regular, full-time U.S. employees of the Company.

     The compensation of the Chief Executive Officer in 1997 was determined in a manner substantially consistent with that of other executive officers.

                                          COMPENSATION COMMITTEE

                                          E. Floyd Kvamme
                                          Barry D. Lemieux

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Standard & Poor's 500 Index and of a peer group of cable television industry equipment suppliers for the period commencing May 22, 1995 (the date of the Company's initial public offering) and ending on December 31, 1997. The graph assumes that $100 was invested in the Company's Common Stock on May 22, 1995 at the initial public offering price and in the S&P 500 and a peer group index on May 22, 1995. Historic stock price performance is not necessarily indicative of future stock price performance.

                                        HARMONIC
        Measurement Period             LIGHTWAVES          PEER GROUP
      (Fiscal Year Covered)               INC.                INDEX           S&P 500 INDEX
5/22/94                                  100.00              100.00              100.00
12/13/95                                  81.48               75.80              117.11
12/31/96                                 113.93               71.59              144.00
12/31/97                                  80.59               95.29              192.04

     The information contained above under the captions "Report of the Board of Directors on Executive Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of the Record Date by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and each nominee, (iii) each Named Executive Officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                              NUMBER OF    PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER               SHARES        TOTAL
            ------------------------------------              ---------    ----------
Franklin Resources, Inc.(1).................................  1,088,390       9.5
  777 Mariners Island Blvd.
  P. O. Box 7777
  San Mateo, CA 94403
Putnam Investments, Inc.(1).................................  1,072,844       9.3
  One Post Office Square
  Boston, MA 02109
New Media Entertainment Ltd.(2).............................    646,585       5.6
  10 Beit Shamai Street
  Tel Aviv, Israel 67018
Anthony J. Ley(3)...........................................    315,552       2.7
Moshe Nazarathy(4)..........................................    155,357       1.3
E. Floyd Kvamme(5)..........................................    130,732       1.1
David A. Lane(6)............................................      9,000         *
Barry Lemieux(7)............................................     16,000         *
Michel L. Vaillaud(8).......................................     12,000         *
Michael Yost(9).............................................     43,941         *
Robin N. Dickson(10)........................................     58,645         *
John E. Dahlquist(11).......................................     53,794         *
All directors and executive officers as a group (9                            6.7
  persons)(12)..............................................    795,021

---------------
  *  Percentage of shares beneficially owned is less than one percent of total.

 (1) Based solely on a review of Schedule 13D and 13G filings with the Securities & Exchange Commission.

 (2) Includes 6,216 shares which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998 held by Effi Atad, an officer and principal shareholder of New Media Entertainment Ltd.

 (3) Includes 190,415 shares which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998.

 (4) Includes 59,180 shares which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998.

 (5) Includes shares beneficially owned or held of record by entities associated with Kleiner Perkins Caufield & Byers. Mr. Kvamme, a director of the Company, is a general partner of Kleiner Perkins Caufield & Byers V and KPCB Zaibatsu Fund I and, as such, may be deemed to own beneficially shares owned by Kleiner Perkins Caufield & Byers V and KPCB Zaibatsu Fund I.

 (6) Includes 6,000 shares which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998.

 (7) Includes 4,000 shares which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998.

 (8) Mr. Vaillaud has been granted options to purchase 2,000 shares of Common Stock, all of which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998.

 (9) Includes 43,940 shares which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998.

(10) Includes 47,404 shares which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998.

(11) Includes 52,765 shares which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998.

(12) Includes 405,704 shares which may be acquired upon exercise of options exercisable within 60 days of March 11, 1998.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that, with respect to 1997, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with, except that Moshe Nazarathy, an executive officer and director of the Company did not file a Form 4 on a timely basis with respect to his purchase of 2,500 shares of Common Stock in October 1997 and that Michel Vaillaud, a director of the Company, did not file a Form 3 on a timely basis upon his appointment as a director of the Company in March 1997.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

Dated: March 27, 1998                     By Order of the Board of Directors

                                          Jeffrey D. Saper,
                                          Secretary

                                   APPENDIX A

                           HARMONIC LIGHTWAVES, INC.
                                1995 STOCK PLAN

 1. PURPOSES OF THE PLAN

     The purposes of this Stock Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility,

     - to provide additional incentive to Employees and Consultants, and

     - to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

 2. DEFINITIONS

     As used herein, the following definitions shall apply:

          "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

          "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

          "Common Stock" means the Common Stock of the Company.

          "Company" means Harmonic Lightwaves, Inc., a Delaware corporation.

          "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of
     (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          "Director" means a member of the Board.

          "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             i. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             ii. If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             iii. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          "Non-statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          "Option" means a stock option granted pursuant to the Plan.

          "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

          "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          "Optionee" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

          "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          "Plan" means this Harmonic Lightwaves, Inc. 1995 Stock Plan.

          "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

          "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase

     Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

          "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

 3. STOCK SUBJECT TO THE PLAN

     Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,620,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

 4. ADMINISTRATION OF THE PLAN

     (a) PROCEDURE

          i. Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

          ii. Administration With Respect to Directors and Officers Subject to
     Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

          iii. Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          i. to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

          ii. to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

          iii. to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

          iv. to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

          v. to approve forms of agreement for use under the Plan;

          vi. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          vii. to reduce the exercise price of any Option or Stock Purchase Right (other than an Option or Stock Purchase Right held by an Officer or Director) to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

          viii. to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          ix. to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          x. to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          xi. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

          xii. to institute an Option Exchange Program; (other than an Option Exchange Program covering Options held by Officers or Directors)

          xiii. to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

          xiv. to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

 5. ELIGIBILITY

     Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

 6. LIMITATIONS

     (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

     (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

     (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

          i. No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 300,000 Shares.

          ii. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
     Section 13.

          iii. If an Option or Stock Purchase Right is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option or Stock Purchase Right will be counted against the limit set forth in
     Section 6(c)(i). For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

 7. TERM OF PLAN

     Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under
Section 15 of the Plan.

 8. TERM OF OPTION

     The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten
(10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

 9. OPTION EXERCISE PRICE AND CONSIDERATION

     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          i. In the case of an Incentive Stock Option

             (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          ii. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, provided that such per Share exercise price shall not be less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          i. cash;

          ii. check;

          iii. promissory note;

          iv. other Shares which (a) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          v. delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

          vi. a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

        vii. any combination of the foregoing methods of payment; or

          viii. such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10. EXERCISE OF OPTION

     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three months following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed three months from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

11. STOCK PURCHASE RIGHTS

     (a) Rights to Purchase. The Administrator shall have the authority to issue Stock Purchase Rights to purchase up to an aggregate of 165,249 shares (subject to adjustment pursuant to Section 13). Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     (c) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

     (d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

     (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS

     An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
SALE

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the

Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare (i) that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable, and (ii) that any Restricted Stock held by an Optionee shall become fully vested as of such date.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide (i) for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable, and (ii) for any Restricted Stock held by an Optionee to become fully vested. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14. DATE OF GRANT

     The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15. AMENDMENT AND TERMINATION OF THE PLAN

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

16. CONDITIONS UPON ISSUANCE OF SHARES

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. LIABILITY OF COMPANY

     (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

18. RESERVATION OF SHARES

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. STOCKHOLDER APPROVAL

     Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                   APPENDIX B

                           HARMONIC LIGHTWAVES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Harmonic Lightwaves, Inc.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the Common Stock of the Company.

     (d) "Company" shall mean Harmonic Lightwaves, Inc. and any Designated Subsidiary of the Company.

     (e) "Compensation" shall mean all base straight time gross earnings, including commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation.

     (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty
(20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

     (h) "Enrollment Date" shall mean the first day of each Offering Period.

     (i) "Exercise Date" shall mean the last day of each Purchase Period.

     (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (2) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (3) Notwithstanding paragraphs (1) and (2), in the case of an Offering Period commencing substantially concurrent with the Company's initial public offering, the Fair Market Value may be determined by the Board to be equal to the initial price to the public of shares of Common Stock in such offering; or

          (4) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (k) "Offering Period" shall mean the period of approximately twenty-four
(24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after June 30 and December 31 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan. Notwithstanding the foregoing, in the event that the Company shall effect an initial public offering of Common Stock, the Board may determine to commence an Offering Period substantially concurrent with the public offering.

     (l) "Plan" shall mean this Employee Stock Purchase Plan.

     (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

     (n) "Purchase Period" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

     (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3. Eligibility. (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after June 30 and December 31 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. Participation.

     (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

     (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. Payroll Deductions.

     (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period. However, with respect to the first Offering Period, a participant may elect to have payroll deductions made as above in an amount not exceeding fifteen percent (15%) of such Compensation.

     (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date. However, with respect to the first Offering Period, an Employee shall be permitted to purchase up to the number of shares determined by dividing $25,000 by the Fair Market Value of a share of Common Stock on the Enrollment Date of the first Offering Period. All such purchases shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10. Withdrawal; Termination of Employment.

     (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

     (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12. Stock.

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 400,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     13. Administration.

     (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection
(a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14. Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     19. Amendment or Termination.

     (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

     (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                   EXHIBIT A

                           HARMONIC LIGHTWAVES, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

[ ] Original Application                        Enrollment Date:
[ ] Change in Payroll Deduction Rate
[ ] Change of Beneficiary(ies)

     1. hereby elects to participate in the Harmonic Lightwaves, Inc. 1995 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

     2. I hereby authorize payroll deductions from each paycheck in the amount
of      % of my Compensation on each payday (not to exceed 10%) during the
Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

     3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

     4. I have received a copy of the complete "Harmonic Lightwaves, Inc. 1995 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

     5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):
                    .

     6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

     8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
--------------------------------------------------------------------------------
                    (First)                (Middle)                (Last)

--------------------------------------------------------------------------------
Relationship

--------------------------------------------------------------------------------
(Address)

--------------------------------------------------------------------------------

Employee's Social Security Number:
--------------------------------------------------------------------------

Employee's Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ----------------------------------        -----------------------------------------------------
                                                 Signature of Employee

Dated: ----------------------------------        -----------------------------------------------------
                                                 Spouse's Signature (If beneficiary other than spouse)

                                   EXHIBIT B

                           HARMONIC LIGHTWAVES, INC.
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the Harmonic Lightwaves, Inc. 1995 Employee Stock Purchase Plan which began on
               , 19 (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned under-stands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                          Name and Address of Participant:

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Date

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Date

                                          --------------------------------------
                                          Address

                                          --------------------------------------
                                          Address

                                      --1--

--------------------------------------------------------------------------------
                                                           Please mark
                                                           your vote as    [ X ]
                                                           indicated in
                                                           this example.




                                                         WITHHOLD AUTHORITY TO
                                     FOR      WITHHOLD  VOTE FOR ANY INDIVIDUAL
                                     ALL        ALL        NOMINEE FOR WHOM
1. ELECTION OF DIRECTORS           NOMINEES   NOMINEES      VOTE IS WITHHELD

                                     [  ]       [  ]              [  ]

                                                            WRITE NUMBER(S) OF
                                                             NOMINEE(S) BELOW.
   THE BOARD RECOMMENDS A VOTE FOR ELECTION
   OF THE FOLLOWING DIRECTORS

   01 - ANTHONY J. LEY      02 - MOSHE NAZARATHY
   03 - E. FLOYD KVAMME     04 - BARRY D. LEMIEUX
   05 - DAVID A. LANE       06 - MICHEL L. VAILLAUD

                                                     ---------------------------

                                                    FOR     AGAINST     ABSTAIN
2. PROPOSAL TO VOTE FOR APPROVAL OF THE            [   ]     [   ]       [   ]
   AMENDMENT TO THE 1995 STOCK PLAN.

                                                    FOR     AGAINST     ABSTAIN
3. VOTE FOR APPROVAL OF THE AMENDMENT              [   ]     [   ]       [   ]
   TO THE 1995 EMPLOYEE STOCK PURCHASE
   PLAN.

                                                    FOR     AGAINST     ABSTAIN
4. PROPOSAL TO RATIFY THE APPOINTMENT OF           [   ]     [   ]       [   ]
   PRICE WATERHOUSE, LLP AS INDEPENDENT
   AUDITORS OF THE COMPANY FOR THE FISCAL
   YEAR ENDING DECEMBER 31, 1998.

   "NOTE" SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

   PLACE "X" HERE IF YOU PLAN TO VOTE YOUR SHARES
   AT THE MEETING                                            [   ]


Signature(s)                                                       Date
            ------------------------------------------------------     -------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

PROXY

                           HARMONIC LIGHTWAVES, INC.

          ANNUAL MEETING TO BE HELD ON APRIL 29, 1998 AT 8:00 A.M. PT
                        FOR HOLDERS AS OF MARCH 11, 1997

             THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY.
                   PLEASE DO NOT USE IT FOR VOTING PURPOSES.

                  (Continued and to be signed on reverse side)



-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE